UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)
____________________

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Infinera Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Your **Vote** Counts!

INFINERA CORPORATION

2023 Annual Meeting
Vote by May 17, 2023
11:59 PM ET

Infinera

INFINERA CORPORATION
ATTN: DAVID TEICHMANN
6373 SAN IGNACIO AVENUE
SAN JOSE, CA 95119

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You invested in INFINERA CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2023
10:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/INFN2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect three Class I directors to the Board of Directors to hold office until the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal from the Board of Directors. **Nominees:**	
1a. Roop K. Lakkaraju	For
1b. Amy H. Rice	For
1c. George A. Riedel	For
2. To approve the Infinera Corporation 2016 Equity Incentive Plan, as amended, which increases the number of shares authorized for issuance thereunder by 8,100,000 shares.	For
3. To approve, on an advisory basis, the compensation of Infinera's named executive officers, as described in the Proxy Statement.	For
4. To approve, on an advisory basis, the frequency of stockholder advisory votes on the compensation of Infinera's named executive officers.	1 Year
5. To ratify the appointment of Ernst & Young LLP as Infinera's independent registered public accounting firm for the fiscal year ending December 30, 2023.	For
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.	

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